                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT




                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           KING PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [John Gregory's Letterhead]

                                                                   May 22, 2002


To the Shareholders of
   KING PHARMACEUTICALS, INC.

        You are cordially invited to attend the annual meeting of shareholders of King Pharmaceuticals, Inc., to be held on Friday, June 28, 2002 at 2:00 p.m., Eastern time, at the MeadowView Conference Resort & Convention Center in Kingsport, Tennessee. At the meeting, you will be asked to:




        - elect three Class I directors to serve until the 2005 annual meeting of shareholders;

        - ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2002; and

        - consider and act upon any other matters which properly come before the annual meeting or any adjournment of the meeting.

        In connection with the meeting, we are sending you a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. These materials are enclosed.

        Your vote is very important. You can vote by signing, dating and returning the enclosed proxy card. Also, registered and most beneficial shareholders may vote by telephone or through the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote your proxy as soon as possible.

        Detailed information relating to King's activities and operating performance during 2001 is contained in our Annual Report, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or do not have access to the 2001 Annual Report, please notify our Corporate Affairs department by mail at 501 Fifth Street, Bristol, Tennessee 37620 or by telephone at (423) 989-8711.

                                         Very truly yours,




                                         JOHN M. GREGORY
                                         Chairman of the Board

                           KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

        The regular annual meeting of shareholders of King Pharmaceuticals, Inc. will be held on June 28, 2002 at 2:00 p.m., Eastern time, at the MeadowView Conference Resort & Convention Center, Kingsport, Tennessee, for the following purposes:


        1. ELECTION OF DIRECTORS. To elect three Class I directors to serve until the 2005 annual meeting of shareholders;

        2. RATIFICATION OF AUDITORS. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2002; and

        3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.


        Only those shareholders of record at the close of business on May 6, 2002 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 247,990,894 shares of common stock were outstanding. Each share entitles the holder to one vote.

        We have enclosed with this notice a proxy statement and a form of proxy. We have also enclosed a copy of our 2001 Annual Report, which is not part of the proxy solicitation material.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         JOSEPH R. GREGORY
                                         Secretary

May 22, 2002



================================================================================

                             YOUR VOTE IS IMPORTANT

   PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE
       ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
         REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY ALSO VOTE VIA
                       TELEPHONE OR THROUGH THE INTERNET.

                          TICKET REQUIRED FOR ADMISSION

IF YOU WISH TO ATTEND THE SHAREHOLDERS' MEETING, YOU WILL BE REQUIRED TO PRESENT
     THE ADMISSION TICKET ENCLOSED WITH THESE PROXY MATERIALS, AS WELL AS A
                       VALID PHOTOGRAPHIC IDENTIFICATION.

================================================================================

                           KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

                                 PROXY STATEMENT
                     FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

        Your vote is very important. For this reason, the Board of Directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and the annual report are being sent to you in connection with this request and are being mailed to all shareholders beginning on May 22, 2002.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

        Friday, June 28, 2002, 2:00 p.m. Eastern time.

WHERE WILL THE ANNUAL MEETING BE HELD?

        MeadowView Conference Resort & Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, (423) 578-6600.

WHAT ITEMS WILL BE VOTED UPON AT THE MEETING?

        You will be voting on the following matters:


        1. ELECTION OF DIRECTORS. To elect three Class I directors to serve until the 2005 annual meeting of shareholders;

        2. RATIFICATION OF AUDITORS. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2002; and

        3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.


WHO CAN VOTE?

        You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, May 6, 2002. Each shareholder is entitled to one vote for each share of common stock held on that date. On May 6, 2002, there were 247,990,894 shares of common stock outstanding and entitled to vote.

HOW DO I VOTE BY PROXY?

        You may choose one of the following ways to vote:

        Vote by Internet: You can choose to vote your shares at any time using the Internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offers access to the World Wide Web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. King does not charge any separate fees for access to its web site. If you vote via the Internet, you do not need to return your proxy card.

        Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

        Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

        Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

WHAT ARE MY VOTING OPTIONS?


        Regarding the ratification of auditors, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

        The Board recommends that you vote


        -       "FOR" the election of all of our nominees for director;

        - "FOR" the ratification of PricewaterhouseCoopers LLP as our independent auditors.

        If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them according to the recommendations of the Board, described above.

        If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with the recommendations of management.

HOW DO I CHANGE OR REVOKE MY PROXY?

        You can change or revoke your proxy at any time before it is voted at the annual meeting by:

        (1) submitting another proxy in writing, by telephone or by the Internet as of a more recent date than that of the proxy first given;

        (2)     attending the annual meeting and voting in person; or

        (3) sending written notice of revocation to our corporate secretary, Joseph R. Gregory.

HOW MANY VOTES ARE REQUIRED?

        If a quorum is present at the annual meeting,

        - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and


        - the approval of the independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.


WHAT CONSTITUTES A "QUORUM" FOR THE MEETING?

        A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

        We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of King and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation for a fee of $6,000 plus reasonable out-of-pocket expenses.

WHEN ARE THE 2003 SHAREHOLDER PROPOSALS DUE?

        Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2003 must be received by the Corporate Secretary, 501 Fifth Street, Bristol, Tennessee 37620, no later than JANUARY 15, 2003. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended. Shareholder proposals not submitted for inclusion in the board of directors' proxy statement but which are received on or prior to April 7, 2003 may be eligible to be presented at the meeting. Shareholder proposals which are received after April 7, 2003 will be considered untimely. Accordingly, the Chairman may exclude the proposal from consideration or the proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

                                 THE PROPOSALS
--------------------------------------------------------------------------------


                       PROPOSAL 1 -- ELECTION OF DIRECTORS


        The Board has nominated James E. Gregory, R. Charles Moyer and D Gregory Rooker to serve as Class I directors. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the recommendations of management unless you have directed otherwise. The remaining members of the Board, listed below, will continue as members of the Board until their respective terms expire, as indicated below, or until they resign or are removed.

        INFORMATION ABOUT THE THREE PERSONS NOMINATED TO BE DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

                    NOMINEES FOR ELECTION AS CLASS I DIRECTOR
                              (TERM EXPIRING 2005)

        JAMES E. GREGORY, age 51, served as Executive Vice President of King from 1995 until 2000 and served as Executive Vice President/General Manager from 1998 to 2000. Prior to joining King, he served in several administrative positions with the District of Columbia Court System, including Deputy Executive Officer of Operations, as the Deputy County Recorder for Maricopa County, Arizona (Phoenix), as a judicial administrator for the Superior Court of Arizona in Maricopa County and as a management consultant to various state court systems. He earned a Master's degree in Public Administration from American University in Washington, D.C. in 1979 and a Bachelor of Arts degree with a major in History from the University of Maryland in 1973.

        R. CHARLES MOYER, PH.D., age 56, has served as a director of King since December 2000. Dr. Moyer also currently serves as the Dean of the Babcock Graduate School of Management at Wake Forest University, a position he has held since 1996, and presently holds the GMAC Insurance Chair of Finance. Prior to joining the faculty at Wake Forest in 1988, Dr. Moyer was Finance Department Chairman at Texas Tech University. Dr. Moyer earned his Doctorate in Finance and Managerial Economics from the University of Pittsburgh in 1971, his Masters of Business Administration from the University of Pittsburgh in 1968, and his Bachelor of Arts degree in Economics from Howard University in 1967.

        D. GREG ROOKER, age 54, has served as a director of King since October 1997. Mr. Rooker is the former owner and President of Family Community Newspapers of Southwest Virginia, Inc., Wytheville, Virginia, which consists of six community newspapers and a national monthly motor sports magazine. He is a co-founder of the Jason Foundation and Brain Injury Services of SWVA, Inc., each a non-profit organization providing services to brain injury survivors. Mr. Rooker serves without compensation as Secretary/Treasurer of the Jason Foundation and as President of Brain Injury Services of SWVA, Inc. Mr. Rooker is a graduate of Northwestern University with a degree in Journalism.

        THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

        ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

                         INCUMBENT DIRECTORS -- CLASS II
                              (TERMS EXPIRING 2003)

        JOSEPH R. GREGORY, age 47, has served as President of Monarch Pharmaceuticals, Inc., a wholly owned subsidiary of King, since 1994, has served as a director of King since 1993 and as Vice Chairman of the Board of Directors since December 1997. Prior to joining King, he was the Chief Operating Officer of General Injectables and Vaccines, Inc. from 1987 to 1994 and also served as the President of its subsidiary Insource/Williams, Inc. from 1989 to 1994. He previously served as President of The Buying Group Network/A Service of Pharmacist Shared Services. He graduated from the University of Maryland School of Business with a Bachelor of Science degree in Business Administration in 1977.

        FRANK W. DEFRIECE, JR., age 81, has served as a director since October 1997. He has served as President, Vice President, fund administrator and board member of the Massengill DeFriece Foundation, Inc. since 1950. Since 1946 he served in various capacities with the S.E. Massengill Company. He served as President of the S.E. Massengill Company from 1960 to 1971 when the company was purchased by Beecham, Inc. From 1971 to 1973, he served as Board Member Vice Chairman of Beecham, Inc. He graduated from Roanoke College with a Bachelor of Science in Chemistry in 1946.

        EARNEST W. DEAVENPORT, JR., age 63, has served as a director since May 2000. He was formerly Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, Kingsport, Tennessee, where he had served in various capacities since 1960. He was Chairman of the National Association of Manufacturers in 1998 and is currently a member of the National Academy of Engineering. Mr. Deavenport is also a member of the boards of directors of AmSouth Bancorporation and Theragenics Corporation, each a publicly-held corporation. Mr. Deavenport graduated from Mississippi State University with a Bachelor of Science in Chemical Engineering in 1960 and from Massachusetts Institute of Technology with a Masters of Science in Management in 1985.

                   INCUMBENT DIRECTORS -- CLASS III DIRECTORS
                              (TERMS EXPIRING 2004)

        JEFFERSON J. GREGORY, age 46, has served as Chief Executive Officer of King since January 1, 2002 and has been elected by the Board to serve as its Chairman beginning on June 28, 2002. He previously served as President of King Pharmaceuticals, Inc. from 1993 to 2002. He has served as President of Parkedale Pharmaceuticals, Inc., a wholly owned subsidiary of King, since February 1998, as President of King Pharmaceuticals Research and Development, Inc. since February 2000, as President of Jones Pharma Incorporated since November 2000 and as a director since 1995. He was formerly the Director of Regulatory Affairs and Product Information for General Injectables and Vaccines, Inc. from 1991 to 1993 and was a consultant to the pharmaceutical industry from 1989 to 1991. He formerly served as a registered pharmacist in retail pharmacies in the Washington D.C. and Baltimore, Maryland metropolitan areas. He graduated from the University of Maryland School of Law with a Juris Doctor in 1985, University of Maryland School of Pharmacy with a Bachelor of Science degree in Pharmacy in 1979, and Montgomery College with an Associate of Arts degree in 1976.

        ERNEST C. BOURNE, age 60, has served as President of the International Division since January 1999 and as a director since October 1997. From 1968 until January 1999, he had been employed with Bourne & Co., Inc., an investment banking firm, where he served as President.

        GREGORY D. JORDAN, age 50, has served as a director since June 2001. He has served as President of King College in Bristol, Tennessee since 1997, having joined the King College faculty in 1980. He received a Bachelor of Arts degree from Belhaven College and Masters of Arts and Divinity degrees from Trinity Evangelical Divinity School. He earned his Doctorate in Hebraic and Cognate Studies from Hebrew Union College -- Jewish Institute of Religion.

--------------------------------------------------------------------------------


                    INFORMATION ABOUT THE BOARD OF DIRECTORS

ROLE OF THE BOARD

        Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of King Pharmaceuticals, Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

BOARD STRUCTURE

        We currently have nine directors. Our Board is divided into three groups, Class I directors, Class II directors, and Class III directors. Each class of directors is elected to serve a three year term. This means that the Class I directors who are elected at the 2002 meeting will serve until the 2005 annual meeting of shareholders unless they resign or are removed.

2001 BOARD MEETINGS

        In 2001, the Board met 15 times. All directors attended at least 75% of the aggregate of all of the Board meetings and meetings held by committees of which they were members.

BOARD COMMITTEES

        The Board has established an Audit Committee, a Compensation Committee and a Stock Option Committee.

        THE AUDIT COMMITTEE, which currently consists of D. Greg Rooker, Earnest
W. Deavenport, Jr., Frank W. DeFriece, Jr., Gregory D. Jordan and R. Charles Moyer has the authority and responsibility to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control); to discuss with the independent accountants the results of the annual audit and quarterly reviews; to conduct periodic independent reviews of the systems of accounting (including systems of internal control); to monitor compliance with King's investment policy; and to make reports periodically to the Board of Directors with respect to its findings. The audit committee met 5 times in 2001.

        THE COMPENSATION COMMITTEE, which during 2001 consisted of the entire Board, met 2 times during 2001. The Compensation Committee evaluates the performance of King's executive officers and determines their compensation. However, no director who also serves as an executive officer participated in deliberations about his own compensation. For 2002, Earnest W. Deavenport, Jr., Gregory D. Jordan and R. Charles Moyer, all of whom are independent directors, will serve as the Compensation Committee.

        THE STOCK OPTION COMMITTEE, which currently consists of Joseph R. Gregory, Frank W. DeFriece, Jr. and D. Greg Rooker, is responsible for administering and determining awards under King's stock option plans. The Stock Option Committee met once during 2001.

DIRECTOR COMPENSATION

        Each non-employee director of King receives an annual fee of $24,000, payable quarterly, plus a fee of $1,000 for participation in each Board meeting. Non-employee directors also receive $1,000 for each committee meeting attended on a day when a meeting of the Board is not convened and $500 for each meeting attended on a day when a meeting of the Board is convened. The chairman of the Audit Committee is paid an annual fee of $6,000 and the chairman of the Stock Option Committee is paid an annual fee of $3,000. A non-employee director who performs special assignments at the direction of the chairman of the Board receives a fee of $2,000 per day when at least one-half of the business day has been completely devoted to the assignment requested by the chairman. Travel expenses related to Board or committee meetings are reimbursed. The Non-Employee Director Stock Option Plan was adopted in 1998. Options exercisable for 153,332 shares of common stock have been issued to our current non-employee directors.

--------------------------------------------------------------------------------


        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


        The Board has selected PricewaterhouseCoopers LLP, independent accountants, to audit our financial statements for the 2002 fiscal year. PricewaterhouseCoopers LLP served as our independent accountants during 2001.

        We are presenting this proposal to the shareholders for ratification at the annual meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

        RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KING'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS KING'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.

--------------------------------------------------------------------------------

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee consists of five directors, Earnest W. Deavenport, Jr., Frank W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer, and D. Greg Rooker. The members meet the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board in 2001. During 2001 the Audit Committee met 5 times.

        King's management is responsible for King's internal controls and the financial reporting process. The independent auditors are responsible for performing an audit of King's financial statements in accordance with generally accepted auditing standards and for expressing an opinion about those statements based upon its audit. The Audit Committee, on behalf of the Board, monitors and reviews the performance of the independent auditors and the quality and integrity of King's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

        - hire one or more independent public accountants to audit King's books, records and financial statements and to review its system of accounting, including its systems of internal control;

        - monitor and evaluate, independently and objectively, King's internal financial controls and financial reporting procedure;

        - discuss with the independent accountants the results of their audits and reviews;

        -       monitor compliance with King's investment policy;

        - periodically communicate the Audit Committee's findings to the Board; and

        - facilitate communication among the Board, the independent auditors, and King's management.

        The Audit Committee has obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and King that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees." The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether provision of the services described under the section "Audit Fees" is compatible with maintaining the independence of the independent auditors. The Audit Committee is satisfied that the auditors are independent of King.

        The Audit Committee has discussed with management King's audited financial statements for the year ended December 31, 2001. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of King's financial statements. The Audit Committee has also discussed with the independent auditors their evaluation of King's internal controls, and the overall quality of King's financial reporting.

        Based upon the results of the inquiries and actions discussed above, in reliance upon management and PricewaterhouseCoopers LLP, and subject to the limitations of our role, the Audit Committee recommended to the Board that King's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, PricewaterhouseCoopers LLP.

                         MEMBERS OF THE AUDIT COMMITTEE

                          Earnest W. Deavenport, Jr.      Frank W. DeFriece, Jr.
                          Gregory D. Jordan               R. Charles Moyer
                          D. Greg Rooker

                                   AUDIT FEES

        During 2001, PricewaterhouseCoopers LLP not only acted as independent auditors for King and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2001 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services, management consulting services and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2001 and for other services rendered during fiscal year 2001 on our behalf, as well as all "out-of-pocket" costs incurred in connection with these services, which have been or will be billed to us.


         -   Audit Fees (for the audit of the 2001 financial statements):                           $  493,479
         -   Financial Information Systems Design and Implementation Fees:                                 -0-
                                                                                                    ----------
         -   All Other Fees:
                                   Audit-related services                             387,984
                                   Income tax compliance and related tax services     766,224
                                   Transaction support services                       219,665
                                   Registration statement filing services             372,534
                                   Internal audit                                      82,000
                                   ERP systems need assessment                        298,795
                                                                                      -------

                                   Total Other Fees                                                  1,754,668
                                                                                                    ----------

             Total Fees                                                                             $2,248,147
                                                                                                    ==========

                              KING STOCK OWNERSHIP

        The following table sets forth certain information regarding the ownership of the common stock as of May 1, 2002, for (i) each person who owns more than 5% of the common stock, (ii) each director, nominee for director and executive officer of King, and (iii) all executive officers and directors of King as a group.



                                                                       BENEFICIAL
                                                                      OWNERSHIP OF
                                                                      COMMON STOCK
                                                               -------------------------
                                                                             PERCENTAGE
                        EXECUTIVE OFFICER, DIRECTORS             NUMBER      OUTSTANDING
                             AND 5% SHAREHOLDERS                OF SHARES     SHARES(1)
                --------------------------------------------   -----------   -----------
                John M. Gregory(2)..........................    12,254,486        4.9
                Joseph R. Gregory(3)........................     3,883,518        1.6
                Jefferson J. Gregory(4).....................     1,979,900         *
                Kyle P. Macione(5)..........................        50,920         *
                Ernest C. Bourne(6).........................       331,403         *
                James R. Lattanzi(7)........................        40,300         *
                John A. A. Bellamy(8).......................       143,777         *
                Earnest W. Deavenport, Jr.(9)...............        24,833         *
                Frank W. DeFriece, Jr.(10)..................        73,333         *
                James E. Gregory............................        96,600         *
                Gregory D. Jordan (11)......................        10,000         *
                R. Charles Moyer(9).........................        23,466         *
                D. Greg Rooker(12)..........................       195,562         *
                All executive officers and directors as a
                  group (12 persons)(13)....................    19,011,498        7.7
                Putnam Investments LLC(14)..................    16,464,778        6.6
                The Summit Fund, LLC(15)....................    11,924,413        4.8


----------

*       Less than 1%

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 247,990,894 shares issued and outstanding as of May 6, 2002. Options to purchase shares which are exercisable or become exercisable within 60 days of May 6, 2002 are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 7,753,054 shares jointly owned with Mr. Gregory's spouse; 925,633 shares owned by S.J., LLC, a limited liability company, the primary members of which are Mr. Gregory's children, 3,499,999 shares held in blind trusts and 75,800 shares registered in the name of The Lazarus Foundation, Inc., a private foundation controlled by John M. Gregory. Mr. Gregory's address is 501 Fifth Street, Bristol, Tennessee 37620.

(3) Includes 1,094,106 shares owned through Kingsway L.L.C., a limited liability company, the primary members of which are Mr. Gregory, his spouse and his son, 1,399,999 shares held in blind trusts and 183,331 shares issuable upon the exercise of options. Mr. Gregory's address is 501 Fifth Street, Bristol, Tennessee 37620.

(4) Includes 1,169,881 shares jointly owned with Mr. Gregory's spouse, 466,666 held in a blind trust and 87,333 shares beneficially owned by Gregory Investments, L.P., the general partners of which are Mr. Gregory and his spouse and 183,331 shares issuable upon the exercise of options granted to Mr. Gregory.

 (5)    Includes 37,000 shares issuable upon the exercise of options.

 (6)    Includes 138,331 shares issuable upon the exercise of options.

 (7) Includes 300 shares jointly owned with Mr. Lattanzi's spouse and 40,000 shares issuable upon the exercise of options.

 (8) Includes 54,999 shares issuable upon the exercise of options. Mr. Bellamy has been named in a criminal proceeding in the State of Tennessee related to the offenses of driving under the influence and while license was suspended or revoked. Trial is scheduled for July 2002. Mr. Bellamy has pleaded not guilty and intends to assert his defenses in court. We believe Mr. Bellamy's ability to serve the company in his present capacity remains materially unimpaired during the pendency of this proceeding.

 (9)    Includes 23,333 shares issuable upon the exercise of options.

(10)    Includes 73,333 shares issuable upon the exercise of options.

(11)    Includes 10,000 shares issuable upon the exercise of options.

(12) Includes 33,332 shares held in trust for the benefit of Mr. Rooker's children; 8,549 shares owned by Mr. Rooker's spouse, 13,420 shares owned by The Jason Foundation, a private foundation controlled by Mr. Rooker and 73,333 shares issuable upon the exercise of options.

(13)    Includes 830,324 shares subject to options exercisable within 60 days.

(14) Based on a Schedule 13G filed with the SEC on behalf of Putnam Investments, LLC; Marsh & McLennon Companies, Inc.; Putnam Investment Management, LLC; and The Putnam Advisory Company, LLC, One Post Office Square, Boston, Massachusetts 02109.

(15) Based on a Schedule 13G filed with the SEC on behalf The Summit Fund, LLC, The United Company, United Management Company, LLC, Nicholas D. Street, James W. McGlothlin, Lois A. Clarke, Wayne L. Bell and Ted G. Wood. The address of The Summit Fund, LLC is 1005 Glenway Avenue, Bristol, Virginia 24201. Nicholas D. Street, James W. McGlothlin, Lois
        A. Clarke, Wayne L. Bell and Ted G. Wood, affiliates of The Summit Fund, LLC, own 1,664,799 shares; 1,103,332 shares; 168,807 shares; 83,200 shares; and 42,666 shares, respectively.

        Messrs. John M. Gregory, Joseph R. Gregory, Jefferson J. Gregory and James E. Gregory are brothers. Jefferson J. Gregory and Joseph R. Gregory serve as executive officers and directors of King. John M. Gregory serves as the Chairman of the Board. James E. Gregory has been nominated to serve as a director.

                             EXECUTIVE COMPENSATION

        The following table summarizes all compensation earned by our chief executive officer and by each of the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities for the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE


                                                      ANNUAL COMPENSATION
                                                 ------------------------------     LONG-TERM       ALL OTHER
     NAME AND CURRENT PRINCIPAL POSITION         YEAR      SALARY($)   BONUS($)   COMPENSATION   COMPENSATION(1)
     -----------------------------------         ----      ---------   --------   ------------   ---------------
                                                                                    SECURITIES
                                                                                    UNDERLYING
                                                                                    OPTIONS(#)

    John M. Gregory (2)......................    2001       455,810     100,000        --0--          46,401
    Chairman of the Board and Chief              2000       365,376       --0--        --0--           5,100
    Executive Officer                            1999       361,188       --0--        --0--           4,800

    Joseph R. Gregory........................    2001       450,810      75,000       25,000          45,749
      Vice Chairman of the                       2000       303,548       --0--       33,333           5,100
      Board and President,                       1999       301,188       --0--       49,999           4,800
      Monarch Pharmaceuticals, Inc.

    Jefferson J. Gregory (2) (3).............    2001       450,540      75,000       25,000          30,408
      President of King;                         2000       300,359       --0--       33,333           5,100
      President of Parkedale Pharmaceuticals,    1999       300,729       --0--       49,999           4,800
      King Pharmaceuticals
      Research and Development and Jones
      Pharma Incorporated

    Ernest C. Bourne.........................    2001       452,322      75,000       25,000          26,564
      President, International Division          2000       306,515       --0--       33,333           5,100
                                                 1999       303,186       --0--       49,999           4,800

    James R. Lattanzi(4).....................    2001       300,810      35,000       10,000          17,238
      Chief Financial Officer                    2000        69,818       --0--       46,665           2,088

----------

(1) Reflects matching contributions to the 401(k) plan, relocation expense reimbursement and income related to the personal use of corporate aircraft.

(2) Jefferson J. Gregory became Chief Executive Officer of King on January 1, 2002.

(3)     Kyle P. Macione became of President of King on April 29, 2002.

(4)     Mr. Lattanzi became Chief Financial Officer during 2000.

    The following table sets forth the number of options to purchase shares of common stock that had been granted to executive officers named in the Summary Compensation Table above as of December 31, 2001.

                    OPTIONS/SARS GRANTED IN LAST FISCAL YEAR


                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                          OPTION TERM
                                  --------------------------------------------------    ---------------------
                                   NUMBER OF   PERCENT OF
                                  SECURITIES  TOTAL OPTIONS
                                  UNDERLYING   GRANTED TO    EXERCISE OR
                                    OPTIONS   EMPLOYEES IN   BASE PRICE   EXPIRATION
                NAME                GRANTED    FISCAL YEAR     ($/SH)        DATE         5%($)       10%($)
        -------------------       ----------  -------------  -----------  ----------    -------     ---------
        Joseph R. Gregory.....      25,000         2.9          38.91        2011       611,757     1,550,313
        Jefferson J. Gregory..      25,000         2.9          38.91        2011       611,757     1,550,313
        Ernest C. Bourne......      25,000         2.9          38.91        2011       611,757     1,550,313
        James R. Lattanzi.....      10,000         1.2          38.91        2011       244,703       620,125

        The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2001 for executive officers named in the summary Compensation Table above as of December 31, 2001.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                           SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                    SHARES                  AT DECEMBER 31, 2001          AT DECEMBER 31, 2001(1)
                                 ACQUIRED ON   VALUE     ---------------------------   ----------------------------
                  NAME            EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
        ----------------------   -----------  --------   -----------   -------------   -----------    -------------
        Joseph R. Gregory.....        -0-        -0-       183,331          -0-         4,172,975          -0-
        Jefferson J. Gregory..        -0-        -0-       183,331          -0-         4,172,975          -0-
        Ernest C. Bourne......        -0-        -0-       138,331          -0-         2,487,128          -0-
        James R. Lattanzi.....        -0-        -0-        40,000        16,666          624,987        331,460

----------

(1) Based on $42.13 per share, the closing price of the common stock as quoted on the New York Stock Exchange Stock at December 31, 2001.

        The following table provides information about our equity compensation plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                             [numbers under review]



                              NUMBER OF SECURITIES
                              TO BE ISSUED UPON        WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                                 EXERCISE OF          EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                             OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
      PLAN CATEGORY          WARRANTS AND RIGHTS     WARRANTS AND RIGHTS    EQUITY COMPENSATION PLANS
      -------------          -------------------     -------------------    -------------------------
Equity compensation plans
approved by shareholders          4,648,646                $20.83                   9,088,319
Equity compensation plans
not approved by shareholders            -0-                  n/a                          -0-
                                  ---------                                         ---------
          Total                   4,648,646                                         9,088,319
                                  =========                                         =========

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Board of Directors served as the Compensation Committee in 2001. No director who also serves as an executive officer participated in deliberations regarding his own compensation. For 2002, Earnest W. Deavenport, Jr., Gregory D. Jordan and R. Charles Moyer, all of whom are independent directors, will serve as the Compensation Committee.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        During 2001 the entire Board assumed the responsibility for reviewing and approving compensation for the executive officers. However, no director who also serves as an executive officer participated in deliberations about his own compensation. For 2002, Earnest W. Deavenport, Jr., Gregory D. Jordan and R. Charles Moyer, all of whom are independent directors, will serve as the Compensation Committee.

        In determining executive compensation for 2001, the Board attempted to make executive compensation sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals essential to King's long-term success and growth in shareholder value. The typical executive compensation package consisted of three main components: (1) base salary, (2) the potential for cash bonuses and (3) options to purchase King's common stock.

BASE COMPENSATION

        During 2001, the Board's approach was to offer executive salaries competitive with those of other executives in King's industry. To that end, the Board evaluated the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data and King's own experience in recruiting and training executives and professionals. Base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance and the performance of the individual executive.

BONUSES

        In addition to base salary, executives and managers are eligible to receive discretionary bonuses from time to time. The amount of the bonus and any performance criteria vary with the position and role of the individual. A cash bonus was awarded to each of the executive officers during 2001.

STOCK OPTION GRANTS

        During 2001, the Stock Option Committee granted stock options to each of the executive officers, other than John M. Gregory, in order to provide them with a competitive total compensation package and to reward them for their contribution to the long-term price performance of our common stock. Grants of stock options are designed to align executive officers' interests with those of our shareholders. The Stock Option Committee determines option awards for executive officers.

       BOARD OF DIRECTORS ACTING AS COMPENSATION COMMITTEE FOR 2001

          John M. Gregory, Chairman of the Board
          Jefferson J. Gregory                        Joseph R. Gregory
          Ernest C. Bourne                            Earnest W. Deavenport, Jr.
          Frank W. DeFriece, Jr.                      Gregory D. Jordan
          R. Charles Moyer                            D. Greg Rooker

                                PERFORMANCE GRAPH

         The graph below compares the performance of King since its initial public offering in June 1998 with the S&P 500 Index and a peer group index. It shows an investment of $100 on June 25, 1998. The peer group index includes United States pharmaceutical companies which trade on the New York Stock Exchange.

              Comparison of Five -- Year Cumulative Total Returns
                             Performance Graph for
                           King Pharmaceuticals, Inc.

              Produced on 04/24/2002 including data to 12/31/2001


CRSP Total Returns Index for:        06/1998   12/1998   12/1999     12/2000    12/2001
-----------------------------        -------   -------   -------     -------    -------
King Pharmaceuticals, Inc.            100.0     188.4     600.7       830.7      902.8
S&P 500 Stocks                        100.0     109.9     133.1       121.2      106.9
NYSE Stocks (SIC 2830-2839            100.0     116.2     103.6       146.5      129.3
US Companies) Drugs

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our officers and directors are subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) requires these persons to file with the SEC reports of their holdings and transactions in King Pharmaceuticals, Inc. common stock and options. Based on our records and representations from these persons, we believe that SEC beneficial ownership reporting requirements for 2001 were met.

                              CERTAIN TRANSACTIONS

        King Pharmaceuticals Benevolent Fund, Inc. is a nonprofit corporation organized under the laws of the Commonwealth of Virginia and is exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. The Board of Directors of the Benevolent Fund includes John M. Gregory, Joseph R. Gregory and Jefferson J. Gregory who are also executive officers and directors of King. At December 31, 2001, the Benevolent Fund was not indebted to King. The Benevolent Fund is independent of King, maintains its own accounting records and its activities are not directly related to the business of King. We donated to the Benevolent Fund inventory with a cost of approximately $4.1 million in 2001 and $3.3 million in 2000.

        King made charitable contributions during 2001 to King College, Bristol, Tennessee, of approximately $100,000. Mr. Jordan, one of our directors, serves as the President of King College.

                                  OTHER MATTERS

        The Board knows of no matters which will be presented at the 2002 annual meeting other than those discussed in this proxy statement. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

        Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2001. Requests should be directed to our Corporate Affairs Department, King Pharmaceuticals, Inc., 501 Fifth Street, Bristol Tennessee 37620 (which is the address of King's principal executive offices), (423) 989-8711.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       JOSEPH R. GREGORY
                                       Secretary


Bristol, Tennessee
May 22, 2002

                                      PROXY

                           KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned appoints each of John A. A. Bellamy and Kyle P. Macione, or either of them, with full power of substitution and revocation as Proxy, to vote all shares of stock standing in my name on the books of King Pharmaceuticals, Inc. (the "Company") at the close of business on May 6, 2002, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at MeadowView Conference Resort & Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, on Friday, June 28, 2001, at 2:00 p.m., Eastern time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote according to the recommendation of management as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

         THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

--------------------------------------------------------------------------------


         (1) Election of three Class I directors to serve until the 2005 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

             [ ] FOR all nominees listed below (except as indicated to the contrary below).

             [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                 James E. Gregory          R. Charles Moyer       D. Greg Rooker

                 Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.


                 ---------------------------------------------------------------

         (2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants and auditors for 2002.


             [ ] For               [ ] Against              [ ] Abstain

--------------------------------------------------------------------------------


         The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Shareholders of King Pharmaceuticals, Inc. and the related Proxy Statement.

Dated:  _________, 2002                     Signed:  _________________________________________________


[Label to be placed here]                   Signed:  _________________________________________________

                                                       Shareholder should sign here exactly as shown on
                                                       the label affixed hereto. Administrator, Trustee,
                                                       or Guardian, please give full title. If more than
                                                       one Trustee, all should sign. All Joint Owners
                                                       should sign.

Please indicate if you plan to attend the Annual Meeting of Shareholders.      [ ] Yes           [ ] No




                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:

                   Georgeson Shareholder Communications, Inc.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586